Exhibit 10.17

               THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated October , 2001, is among Internet Commerce Corporation, a Delaware corporation (the "Company"), and AMARANTH TRADING, LLC, with its principal executive offices at 2 American Lane, Greenwich, CT 06836 (the "Purchaser").

               WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, (a) 333,333 shares of the Company's Class A Common Stock, par value $0.01 per share (the "Common Stock"), and (b) 100,000 five-year warrants to purchase one share of Common Stock, at a price of $ per share (the "Warrants"), in substantially in the form annexed hereto as Exhibit I (the "Warrant Agreement");

               NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                 PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

          SECTION 1.1. Authorization of Common Stock and Warrants. The Company has authorized the issuance, as of the date hereof, of (a) an aggregate of 333,333 shares of Common Stock and (b) an aggregate of approximately 100,000 Warrants and has reserved approximately 100,000 shares of Common Stock for issuance upon exercise of the Warrants in accordance with the terms of the Warrant Agreement (such reserved shares of Common Stock sometimes hereinafter referred to as the "Warrant Common Stock").

          SECTION 1.2. Agreement to Purchase the Common Stock and Warrants. Subject to the terms and conditions hereof, the Company is issuing and selling to the Purchaser and the Purchaser is purchasing from the Company (the "Offering"), at the Closing (as defined below), 333,333 shares of Common Stock (the "Shares") and 100,000 Warrants for a purchase price of $2.75 per Share, for an aggregate purchase price of $999,999.00 (the "Purchase Price"), payable in cash at the Closing.

          SECTION 1.3. Delivery of Common Stock; Legend.

             (a) At the Closing, the Company shall deliver to the Purchaser one or more certificates, registered in the name of the Purchaser, representing the Shares and the Warrants. Delivery of certificates representing the Shares and the Warrants shall be made against receipt by the Company of a check payable to the order of the Company or a wire transfer of U.S. funds to an account designated by the Company in the full amount of the Purchase Price.

             (b) The Company will prepare and issue one or more certificates for the Shares and the Warrant Agreement registered in such name or names as specified by the Purchaser. Such certificate(s) shall bear a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED OR OFFERED FOR SALE, TRANSFER OR HYPOTHECATION UNLESS A REGISTRATION STATEMENT UNDER THAT ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT OR, IN THE OPINION OF COUNSEL, SUCH REGISTRATION IS NOT REQUIRED.

The certificates representing the Shares, the Warrant Common Stock and the Warrant Agreement shall bear the legend set forth above until and unless a resale thereof is effected pursuant to an effective registration statement covering such resale or such resale is effected pursuant to and in accordance with an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of any individual State or such resale is effected pursuant to Rule 144 promulgated under the Securities Act.

          SECTION 1.4. The Closing. The closing (the "Closing") hereunder with respect to the transactions contemplated by Sections 1.2 and 1.3 is taking place on the date hereof at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022.

                                   ARTICLE II

      The Purchaser Representations AND WARRANTIES; Access to Information;
                            Independent Investigation

          SECTION 2.1. The Purchaser Representations and Warranties. The Purchaser represents and warrants to and agrees with the Company as follows:

             (a) the Purchaser is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act. The Purchaser agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the acquisition and sale of the Shares, the Warrants and the Warrant Common Stock;

             (b) the Purchaser has such knowledge, skill and experience in financial, investment and business matters to be capable of evaluating the merits and risks of an investment in the Shares and Warrants, to make an informed decision relating thereto and to protect its own interests in connection with the transaction;

             (c) the Purchaser has all requisite power and authority to enter into this Agreement and the Registration Rights Agreement in the form annexed hereto as Exhibit II (the "Registration Rights Agreement") and to perform all of the obligations required to be performed by it hereunder and thereunder;

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

             (d) the execution, delivery and performance by the Purchaser of this Agreement and the Registration Rights Agreement have been duly authorized by all requisite action by the Purchaser and this Agreement and the Registration Rights Agreement each constitutes the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except as enforcement may be limited by general principles of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally;

             (e) the execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated hereby and thereby, by the Purchaser will not (a) violate any law or governmental order applicable to the Purchaser or any of its properties or assets or (b) with or without due notice or lapse of time, or both, violate, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, or result in the creation of any lien upon any of the properties or assets of the Purchaser under its organizational documents, if applicable, or any contract or obligation to which the Purchaser is a party or by which the Purchaser or any of its properties is bound;

             (f) the Purchaser is a resident of the State set forth above and is not acquiring the Shares, the Warrants or the Warrant Common Stock as an agent or otherwise for any other person;

             (g) the Purchaser is purchasing and acquiring the Shares and the Warrants, and will acquire the Warrant Common Stock, for its own account and not with an intent or view towards the further sale or distribution thereof, or any part thereof or interest therein, within the meaning of the Securities Act in any transaction that would violate the registration requirements of the securities laws of the United States of America, or any state, without prejudice, however, to the right of the Purchaser at all times to sell or otherwise dispose of the Shares, the Warrants and the Warrant Common Stock under an effective registration statement or applicable exemption from registration under the Securities Act and any applicable state securities law, subject to this Agreement, and has not pre-arranged any sale with any other purchaser;

             (h) given that the Shares, the Warrants and the Warrant Common Stock have not been registered under the Securities Act, are deemed to be "restricted securities" as defined in Rule 144(a)(3) promulgated under the Securities Act, and may not be transferred, sold, assigned, hypothecated or otherwise disposed of, unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") or unless an exemption from the registration requirements under the Securities Act is available, the Purchaser hereby agrees that all offers and sales of the Shares, the Warrants and the Warrant Common Stock shall be made only pursuant to such registration or to an exemption from registration;

             (i) the Purchaser acknowledges that the purchase of the Shares, the Warrants and the Warrant Common Stock involves a high degree of risk, is aware of the risks and further acknowledges that the Purchaser can bear the economic risk of the Shares, the Warrants and the Warrant Common Stock, including the total loss of its investment;

             (j) the Purchaser understands that the Shares, the Warrants and the Warrant Common Stock are being offered and sold to the Purchaser in reliance on exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares, the Warrants and the Warrant Common Stock; and

             (k) in evaluating its investment, the Purchaser has consulted its own investment and/or legal and/or tax advisors.

          SECTION 2.2. Current Public Information. The Purchaser has been furnished with or has acquired copies of the Company's most recent Annual Report on Form 10-KSB as filed with the SEC, each Quarterly Report on Form 10-Q and Current Report on Form 8-K filed thereafter (collectively, the "SEC Filings").

          SECTION 2.3. Independent Investigation; Access. The Purchaser acknowledges that the Purchaser, in making the decision to acquire the Shares and the Warrants, has relied upon independent investigations made by it and the Purchaser, prior to any sale to it, has been given access and the opportunity to examine all material contracts and documents relating to the purchase of the Shares and the Warrants and an opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the purchase of the Shares and the Warrants. The Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Shares and the Warrants which have been requested. The Purchaser and its advisors, if any, have received answers to all such inquiries. Except as set forth in this Agreement, the Company has made no representation or warranty to the Purchaser on which the Purchaser has relied to enter into this Agreement and acquire the Shares and the Warrants.

          SECTION 2.4. No Government Recommendation or Approval. The Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares, the Warrants or the Offering or made any finding or determination concerning the fairness or advisability of this investment.

          SECTION 2.5. Authority of Signatory. The person executing this Agreement on behalf of the Purchaser represents and warrants that he or she is duly authorized to enter into and execute this Agreement and the Registration Rights Agreement on behalf of the Purchaser.

          SECTION 2.6. Non-Affiliate. The Purchaser is not an affiliate of the Company.

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

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Purchaser as follows:

          SECTION 3.1. Reporting Company Status. The Common Stock is registered as a class under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is currently admitted for quotation on the Nasdaq National Market of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Company has filed all reports required to be filed pursuant to Section 13(a) of the Exchange Act and is eligible to file a Registration Statement on Form S-3 in connection with a secondary shelf offering by securityholders.

          SECTION 3.2. Legality. The Company has the requisite corporate power and authority to enter into this Agreement, the Warrant Agreement and the Registration Rights Agreement and to issue and deliver the Shares and the Warrants, and upon exercise of the Warrants in accordance with the terms of the Warrant Agreement, the Warrant Common Stock; the execution and delivery of this Agreement, the Warrant Agreement and the Registration Rights Agreement and the issuance and delivery of the Shares and the Warrants hereunder and thereunder and the consummation of the transactions contemplated hereby and by the Warrant Agreement and the Registration Rights Agreement have been duly and validly authorized by all necessary corporate action by the Company; this Agreement, the Warrant Agreement and the Registration Rights Agreement have been duly and validly executed and delivered by and on behalf of the Company and are the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally. Upon delivery thereof at the Closing, the Shares and the Warrants will be duly authorized, validly issued, fully paid and non-assessable. Upon issuance of the Warrant Common Stock upon the exercise of the Warrants in accordance with the terms of the Warrant Agreement, the Warrant Common Stock will be duly authorized, validly issued, fully paid and non-assessable. The Shares and the Warrants, and upon exercise of the Warrants in accordance with the terms of the Warrant Agreement, the Warrant Common Stock, do not subject the holders thereof to personal liability by reason of being such holders.

          SECTION 3.3. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole.

          SECTION 3.4. No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties or assets, which is reasonably likely to result in any material adverse change in the condition (financial or otherwise) or in the earnings or business affairs of the Company, or which is reasonably likely to materially and adversely affect the properties or assets thereof, except as described in the SEC Filings.

          SECTION 3.5. Non-Default. The Company, except as described in the SEC Filings, is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound.

          SECTION 3.6. No Misleading Statements. None of the SEC Filings, as of their respective dates, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          SECTION 3.7. No Adverse Change. Except as disclosed or contemplated in the SEC Filings, there has been no material adverse change in the financial condition, earnings, business affairs or business prospects of the Company since the date of the Company's most recent Quarterly Report on Form 10-Q.

          SECTION 3.8. Non-Contravention. Neither the execution and delivery of this Agreement, the Warrant Agreement or the Registration Rights Agreement, the issuance of the Shares and the Warrants nor the consummation of the transactions contemplated by this Agreement, the Warrant Agreement and the Registration Rights Agreement conflicts with or results in a breach by the Company of any of the terms or provisions of, or constitutes a default under, the Certificate of Incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable Federal or State law, rule, or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets, except for such conflicts, breaches or defaults as would not have a material adverse effect on the Company's business taken as a whole.

          SECTION 3.9. Exemption from Registration. Assuming the representations and warranties of the Purchaser contained in SECTION 2.1 are true, correct and complete, the sale of the Shares and the Warrants to the Purchaser pursuant to this Agreement is exempt from the registration requirements of the Securities Act.

                                   ARTICLE IV

                                    Covenants

          SECTION 4.1. Reservation of Warrant Common Stock. For so long as any Warrants held by the Purchaser shall remain outstanding, the Company covenants and agrees with the Purchaser that it will at all times fully reserve from its authorized but unissued shares of Common Stock such sufficient number of shares thereof to permit the exercise in full of the Warrants in accordance with the terms of the Warrant Agreement.

          SECTION 4.2. Registration of Shares and the Warrant Common Stock. The Company agrees to register the Shares and the Warrant Common Stock for resale in accordance with the terms and conditions of the Registration Rights Agreement. Regardless of whether the Company registers the resale of the Common Stock, the Company will, upon the presentation of an opinion of the Purchaser's counsel, allow the Purchaser to offer and sell the Shares and the Warrant Common Stock in reliance on the provisions of Rule 144 or other exemption from the registration provisions of state or federal law, at the option of the Purchaser.


                                    ARTICLE V

                              CONDITIONS TO CLOSING

          SECTION 5.1. Conditions to the Company's Obligation to Sell the Shares and the Warrants. The Purchaser understands that the Company's obligation to issue and sell the Shares and the Warrants is conditioned upon:

             (a) Delivery by the Purchaser to the Company of a duly executed copy of this Agreement and the Registration Rights Agreement and the Purchase Price, in cash, in full;

             (b) The accuracy as of the date hereof of the representations and warranties of the Purchaser contained in this Agreement, and performance by the Purchaser of all covenants and agreements of the Purchaser required to be performed by it on or before the date hereof; and

             (c) The continued listing of the Common Stock on the Nasdaq National Market through the date hereof.

          SECTION 5.2. Conditions to the Purchaser's Obligation to Purchase the Shares and the Warrants. The Company understands that the Purchaser's obligation to purchase the Shares and the Warrants is conditioned upon:

             (a) Delivery by the Company to the Purchaser of a duly executed copy of this Agreement, the Warrant Agreement and the Registration Rights Agreement;

             (b) Delivery of certificates evidencing the Shares to the Purchaser;

             (c) The accuracy as of the date hereof of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the date hereof of all covenants and agreements of the Company required to be performed by it on or before the date hereof;

             (d) The continued listing of the Common Stock on the Nasdaq National Market through the date hereof;

             (e) The receipt by the Company of gross proceeds of at least $2,000,000.00 from the sale of its equity securities (other than the Shares and Warrants pursuant to this Agreement) after October 1, 2001 and prior to or simultaneously with the Closing under this Agreement. Such sale shall be pursuant to a subscription agreement, warrant agreement and registration rights agreement in the forms attached to a certificate that the Company shall have delivered to the Purchaser certifying as to the satisfaction of the conditions set forth in this Section 5.2(e); and

             (f) The receipt by the Purchaser of an opinion of Messrs. Kramer Levin Naftalis & Frankel LLP, counsel to the Company, in form and substance reasonably satisfactory to the Purchaser.

                                   ARTICLE VI

                                  MISCELLANEOUS

          SECTION 6.1. Confidentiality.

             (a) The Purchaser undertakes to keep in strict confidence, and not to use for any purpose unrelated to its interest in the Company, any and all information relating in any way, to the Company which had been provided to the Purchaser, or its representatives, by the Company (such information, "Confidential Information"), except information which: (i) is or shall be in the public domain not due to any act of the Purchaser in breach of law or agreement;
(ii) was initially possessed by the Purchaser without the obligation of confidentiality under any obligation of confidentiality; (iii) was rightfully received or shall be received without obligation of confidentiality from a third party under no obligation of confidentiality; or (iv) is required to be disclosed according to any law, including under the securities laws of the United States.

             (b) In connection with periodic reports to its shareholders, investors or partners, the Purchaser may only make general statements, not containing any technical or specific business information, regarding the general nature and progress of the Company's business, and if required under applicable law may provide summary financial information of the Company.

             (c) Notwithstanding the foregoing, in the event that the Purchaser or any of its representatives is legally compelled, pursuant to a subpoena, civil investigative demand, regulatory demand or similar process or pursuant to applicable law to disclose any Confidential Information, the Purchaser shall provide the Company with prompt notice (both oral and in writing) of such request or requirement together with the text of the proposed disclosure as far in advance of its disclosure as is reasonably practicable, and will in good faith consult with and consider the suggestions of the Company concerning the nature and scope of the Confidential Information and any other information the Purchaser proposes to disclose. The Company may seek an appropriate protective order or other remedy, may consult with the Purchaser with respect to the Company's taking steps to resist or narrow the scope of such request or legal process, or may waive compliance, in whole or in part, with the terms of this
Section 6.1. The Purchaser agrees to use its best efforts to cooperate with and not to oppose any reasonable action by the Company to obtain a protective order or other appropriate remedy. In the event that no such protective order or other remedy is obtained, or that the Company waives compliance with the terms of this Section 6.1, the Purchaser may disclose only that part of the Confidential Information as it is advised by counsel is legally required. The Company shall reimburse the Purchaser for its reasonable out of pocket cost for such advice of counsel. In any such event, the Purchaser shall use its best efforts to ensure that all Confidential Information and any other information that is so disclosed will be accorded confidential treatment in accordance with the terms and conditions of this Section 6.1.

             (d) Notwithstanding anything contained herein to the contrary, the provisions set forth in this Section 6.1 shall be in addition to and shall not supersede or terminate any other agreement, including, but not limited to any non-disclosure agreement, entered into between the Purchaser and the Company prior to the date hereof.

          SECTION 6.2. Governing Law. This Agreement shall be governed by and construed under the law of the State of New York without regard to its choice of law provisions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto to the same extent as if delivered personally.

          SECTION 6.3. Survival of Representations, Warranties, and Covenants. Each of the Company's and the Purchaser's representations, warranties and covenants shall survive the execution and delivery of this Agreement and the delivery of the certificates representing the Shares, the Warrants and the Warrant Common Stock.

          SECTION 6.4. Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of the other party.

          SECTION 6.5. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

          SECTION 6.6. Sections; Other Headings; Interpretation. The section and other headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Where the reference "hereof," "hereby" or "herein" appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders. References to "$" or "dollars" mean U.S. dollars unless otherwise specified.

          SECTION 6.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

          SECTION 6.8. Brokers or Finders. The Company may provide fees or commissions to certain brokers or finders in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company. The Company will indemnify and hold the Purchaser harmless from and against any such fees or commissions.

          SECTION 6.9. Entire Agreement; Waiver, Amendment. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings or undertakings, written or oral. Neither this Agreement nor any provisions hereof shall be waived, amended, modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, amendment, modification, change, discharge or termination is sought.

          SECTION 6.10. Legal Fees. The Company shall reimburse the Purchaser for the reasonable fees and expenses of the Purchaser's outside counsel relating to the transactions completed by this Agreement, up to a maximum of $10,000.00.

                            [SIGNATURE PAGE FOLLOWS]

                                 SIGNATURE PAGE


               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                                  INTERNET COMMERCE CORPORATION


                                                  By:___________________________
                                                  Name:
                                                  Title:


                                                  AMARANTH TRADING, LLC


                                                  By:___________________________
                                                  Name:
                                                  Title:

        Full Name and Address of the Purchaser for Registration Purposes:

NAME:

ADDRESS:

TEL. NO:

FAX NO.:

CONTACT NAME:


          Delivery Instructions (if different from Registration Name):

NAME:

ADDRESS:

TEL. NO:

FAX NO.:

CONTACT NAME:

SPECIAL
INSTRUCTIONS:


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